UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)     July 13, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                    1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                  66251
     (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code        (800) 829-0965



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 13, 2005,  Charles E. Rice retired from the Board of Directors of
Sprint   Corporation   ("Sprint")   pursuant  to  Sprint's  policy  on  director
retirement.

Item 8.01  Other Events.

On July 13, 2005, Sprint issued a press release announcing the preliminary voting results at its 2005 Annual Meeting of Shareholders. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

  (c)  Exhibits

Exhibit
Number    Description

  99 Press Release announcing preliminary voting results at 2005 Annual Meeting of Shareholders

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION



Date:  July 13, 2005               By:  /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number    Description

  99 Press Release announcing preliminary voting results at 2005 Annual Meeting of Shareholders